                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 20, 1998


                             NEW VALLEY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         1-2493                                        13-5482050
(Commission File Number)                  (I.R.S. Employer Identification No.)


100 S.E. SECOND STREET, MIAMI, FLORIDA                   33131
(Address of principal executive offices)               (Zip Code)


                                 (305) 579-8000
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On February 20, 1998, New Valley Corporation (the "Company") and Apollo Real Estate Investment Fund III, L.P. ("Apollo") organized Western Realty Development LLC ("Western Realty") to make real estate and other investments in Russia. In connection with the formation of Western Realty, the Company agreed, among other things, to contribute to Western Realty the real estate assets of its subsidiary BrookeMil Ltd. ("BML") and Apollo agreed to contribute up to $58 million.

         BML is a real estate development company in Russia that is currently developing a three-phase complex on 2.2 acres of land in downtown Moscow. The first phase of the project, Ducat Place I, a 46,500 sq. ft. Class-A office building, was successfully built and leased in 1993, and sold to a tenant in April 1997. In 1997, BML completed construction of Ducat Place II, a premier 150,000 sq. ft. office building. Ducat Place II has been leased to a number of leading international companies including Motorola, Conoco, Lukoil-Arco and Morgan Stanley. The third phase, Ducat Place III, is planned as a 350,000 sq. ft. mixed-use complex, with construction set to begin in 1999. The real estate assets of BML to be contributed to Western Realty by the Company include Ducat Place II and the site for Ducat Place III.

         Under the terms of the agreement governing Western Realty (the "LLC Agreement"), the ownership and voting interests in Western Realty will be held equally by Apollo and the Company. Apollo will be entitled to a preference on distributions of cash from Western Realty to the extent of its investment, together with a 15% annual rate of return, and the Company will then be entitled to a return of $10 million of BML-related expenses incurred by the Company since March 1, 1997, together with a 15% annual rate of return; subsequent distributions will be made 70% to the Company and 30% to Apollo. Western Realty will be managed by a Board of Managers consisting of an equal number of representatives chosen by Apollo and the Company. All material corporate transactions by Western Realty will generally require the unanimous consent of the Board of Managers. Accordingly, the Company will account for its interest in Western Realty on the equity method. See Item 7.

         The organization of Western Realty was effected pursuant to the LLC Agreement. Such transaction was negotiated on an arm's-length basis between the Company and Apollo, which is not affiliated with the Company or any of its affiliates, or any director or officer of the Company, or any affiliate or associate of any such director or officer. On January 11, 1996, the Company acquired from an affiliate of Apollo eight shopping centers for $72.5 million. As of February 20, 1998, the Company and pension plans sponsored by BGLS Inc. ("BGLS"), a wholly-owned subsidiary of Brooke Group Ltd. ("BGL"), had invested in investment partnerships managed by an affiliate of Apollo. As of February 20, 1998, an affiliate of Apollo owned a substantial amount of debt securities of BGLS. BGL and BGLS directly and indirectly hold common and preferred stock of the Company representing in the aggregate approximately 42% of the voting power of the Company. For additional information concerning certain relationships and related transactions between the Company and BGL and its subsidiaries, see the Company's Proxy


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

Statement dated August 15, 1997 as filed with the Securities and Exchange Commission on that date.

         Western Realty will seek to make additional real estate and other investments in Russia. The Company and Apollo have agreed to invest, through Western Realty or another entity, up to $25 million in the aggregate for the potential development of a real estate project in Moscow. In addition, Western Realty has agreed to invest $20 million for a 30% interest in a company organized by Brooke (Overseas) Ltd., a wholly-owned subsidiary of BGLS, which will, among other things, acquire an interest in an industrial site and manufacturing facility being constructed on the outskirts of Moscow by a subsidiary of Brooke (Overseas) Ltd.

         On February 27, 1998, at an initial closing under the LLC Agreement, Apollo made a $11 million loan (the "Loan") to Western Realty. The Loan, which bears interest at the rate of 15% per annum and is due September 30, 1998, is secured by a pledge of the Company's shares of BML. Upon completion of the transfer of Ducat Place II and the satisfaction of other conditions under the LLC Agreement, the Loan and the accrued interest thereon will be converted into a capital contribution by Apollo to Western Realty and the BML pledge released.

         The foregoing summary of the formation of Western Realty is qualified in its entirety by reference to the text of the LLC Agreement and related agreements and the Company's and BGL's Press Release dated March 2, 1998, which are attached hereto as exhibits and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (b)   Pro Forma Financial Information.

         In February 1998, the Company and Apollo organized Western Realty to make real estate and other investments in Russia. In connection with the formation of Western Realty, the Company will contribute to Western Realty the real estate assets of its subsidiary BML. Under the terms of the LLC Agreement governing Western Realty, the Company and Apollo will each own 50% of the ownership and voting interests in Western Realty, and the approval of all material corporate transactions will generally require the unanimous consent of Apollo's and the Company's representatives on Western Realty's Board of Managers. Accordingly, the Company will account for its non-controlling interest in Western Realty on the equity method.

         The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1997 present the results of operations of the Company assuming the formation of Western Realty had been consummated as of the beginning of the period presented.

         The Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1997 reflects the assets, liabilities and capitalization of the Company after giving effect to the elimination of the assets and liabilities of BML to be contributed to Western Realty.

                                      -3-

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         The pro forma information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the formation of Western Realty had been consummated as of the beginning of the periods presented or at December 31, 1997. In addition, the pro forma financial information does not purport to be indicative of results of operations or financial position which may be obtained in the future.

         The pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statements and Notes thereto contained in the Company's 1996 Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

NEW VALLEY CORPORATION & SUBSIDIARIES
PRO-FORMA CONSOLIDATED BALANCE SHEET
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)


                                                             AS OF DECEMBER 31, 1997
                                                                    PRO-FORMA
                                                 HISTORICAL        ADJUSTMENTS           PRO-FORMA
                        ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                      $  11,606          $   (129)(A)        $  11,477
  Investment securities available for sale          52,230                                 52,230
  Trading securities owned                          49,988                                 49,988
  Receivable from clearing brokers                   1,205                                  1,205
  Restricted assets                                    232                                    232
  0ther current assets                               3,213              (190)(A)            3,023
                                                 ---------          --------            ---------
    Total current assets                           118,474              (319)             118,155
                                                 ---------          --------            ---------

Investment in real estate, net                     256,712           (85,093)(A)          171,619
Furniture & Equipment, net                          12,127               (66)(A)           12,061

Restricted assets                                    5,484                                  5,484
Long-term investments, net                           6,043                                  6,043
Investment in Joint Venture                            -              61,964 (A)           61,964
Other Assets                                        48,187           (11,445)(A)           36,742
                                                 ---------          --------            ---------
    Total assets                                 $ 447,027          $(34,959)           $ 412,068
                                                 =========          ========            =========

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable and accrued liabilities       $  54,292          $(14,177)(A)           40,115
  Prepetition claims and restructuring accruals     12,016                                 12,016
  Income taxes                                      17,541                                 17,541
  Securities sold, not yet purchased                27,858                                 27,858
  Margin loan payable                               13,012                                 13,012
  Current portion of notes payable and long-term
  obligations                                       10,000                                 10,000
                                                 ---------                              ---------
    Total current liabilities                      134,719           (14,177)(A)          120,542
                                                 ---------          --------            ---------

Notes Payable                                      174,574           (20,078)(A)          154,496
Other long-term obligations                         11,029              (704)(A)           10,325
Redeemable preferred shares                        254,653                                254,653

SHAREHOLDERS' EQUITY (DEFICIT)
  Cumulative preferred shares; liquidation
  preference of $69,769; dividends in arrears,
  $139,411                                             279                                    279

  Common shares, $.01 par value; 850,000,000
  shares authorized; 9,577,624 shares
  outstanding                                           96                                     96

  Additional paid in-capital                       600,137                                600,137
  Accumulated deficit                             (736,240)                              (736,240)
  Unearned compensation on stock options              (158)                                  (158)
  Unrealized gain on investment securities           7,938                                  7,938
                                                 ---------                              ---------
    Total shareholders' equity (deficit)          (127,948)                -             (127,948)
                                                 ---------         ---------            ---------

Total liabilities and shareholders'
equity (deficit)                                 $ 447,027         $ (34,959)           $ 412,068
                                                 =========         =========            =========


(A) - To record contribution of assets to Western Realty.





















NEW VALLEY CORPORATION & SUBSIDIARIES
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                             AS OF DECEMBER 31, 1997
                                                                   PRO-FORMA
                                                HISTORICAL        ADJUSTMENTS          PRO-FORMA
REVENUES:
  Principal transactions, net                     16,754                              $ 16,754
  Commissions                                     16,728                                16,728
  Real estate leasing                             27,416          $(3,839)(A)           23,577
  Interest and dividends                           9,197                                 9,197
  Gain on Sale of Investments                     18,679                                18,679
  Loss from Joint Venture                           -              (5,458)(A)           (5,458)
  Other income                                    17,971                                17,971
                                                --------                              --------
    Total revenues                               106,745          $(9,297)            $ 97,448
                                                --------          -------             --------

COSTS AND EXPENSES:
  Operating, general and administrative          112,238           (7,835)(A)          104,403
  Interest                                        16,988           (1,462)(A)           15,526
  Provision for loss on long-term investment       3,796                                 3,796
                                                --------                              --------
    Total costs and expenses                     133,022           (9,297)(A)          123,725
                                                --------          -------             --------
  Loss from continuing operations before
  income taxes and minority interest             (26,277)               -              (26,277)

  Income tax provision (benefit)                       3                                     3

  Minority interests in loss from
  continuing operations                           (5,251)                               (5,251)
                                                --------                              --------

  Loss from continuing operations                (21,029)               -              (21,029)
                                                ========                              ========

Loss per common share (Basic and Diluted):
  Continuing operations                         $  (2.20)         $     -            $   (2.20)
                                                ========          =======            =========

Number of shares used in computation               9,578            9,578                9,578
                                                ========          =======            =========

(A) - To record contribution of assets to Western Realty.



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                  (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

2.1 Amended and Restated Limited Liability Company Agreement dated as of February 20, 1998 by and among Western Realty, the Company, BML and Apollo.

10.1 Non-Negotiable Promissory Note of Western Realty dated February 27, 1998 in favor of Apollo.

10.2 Pledge Agreement dated as of February 27, 1998 by and between Apollo and the Company.

99.1     Press Release of the Company and BGL dated March 2, 1998.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NEW VALLEY CORPORATION




                                 By: /s/ J. Bryant Kirkland III
                                     ------------------------------------------
                                     J. Bryant Kirkland III
                                     Vice President and Chief Financial Officer

Date:  March 6, 1998




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